                                                            EXHIBIT 10.(i)(I)(3)

                                   AMENDMENT
                                       TO
                          SHORT TERM CREDIT AGREEMENT


     THIS AMENDMENT (the "Amendment") dated as of September 6, 1996, is made and entered into among MONTGOMERY WARD & CO., INCORPORATED (the "Company") and the banks listed on the signature pages hereof (herein, together with their respective successors and assigned, collectively called the "Banks" and individually called a "Bank").

     WHEREAS the Banks are parties to that certain Short Term Credit Agreement dated as of September 15, 1994 among Montgomery Ward & Co., Incorporated, various banks named therein, The First National Bank of Chicago, as Documentary Agent, The Bank of Nova Scotia, as Administrative Agent, The Bank of New York, as Negotiated Loan Agent, and Bank of America National Trust and Savings Association, as Advisory Agent, as amended and extended (the "Short Term Credit Agreement"); and

     WHEREAS the Company and the Banks desire to amend the Short Term Credit Agreement in certain respects; and

     WHEREAS certain banks which have not heretofore been parties to the Short Term Credit Agreement (the "New Banks") may desire to become parties to the Short Term Credit Agreement, as hereby amended; and

     WHEREAS some of the Banks (the "Step-up Banks") desire or may desire to increase their respective Commitments under the Short Term Credit Agreement, as hereby amended;

     THEREFORE, IT IS MUTUALLY AGREED AMONG THE COMPANY AND THE BANKS AS
FOLLOWS:

     1.  Section 1.1 of the Short Term Credit Agreement is hereby amended by
         -----------
adding the following definitions thereto:

     "Combined Aggregate Commitment" means, at any time, the sum of the
      -----------------------------
Aggregate Commitment plus the "Aggregate Commitment" (as defined in and determined under the Long Term Credit Agreement).

     "Combined Commitment" means, at any time, for each Bank the sum of the
      -------------------
Commitment of such Bank under this Agreement plus the "Commitment" (as defined in the Long Term Credit Agreement), if any, of such Bank under the Long Term Credit Agreement.

     "Combined Principal Amount Outstanding" means, as of the close of business
      -------------------------------------
on any day, the sum of the aggregate principal amount of all Loans outstanding under this Agreement plus the aggregate principal amount of all "Loans" (as defined in the Long Term Credit Agreement) outstanding under the Long Term Credit Agreement.

     "Incremental Borrowing Amount" shall mean, with respect to each
      ----------------------------
Supplemental Fee Period, the amount, if any, by which the average daily Combined Principal Amount Outstanding for such Supplemental Fee Period exceeds $600,000,000.

     "Supplemental Fee Payment Period" refers to the following periods:  the 25-
      -------------------------------
day period ended September 30, 1996; the calendar quarters ended December 31, 1996, March 31, 1997 and June 30, 1997; and the 59-day period ended August 28, 1997.

     "Supplemental Fee Period Allocation" shall mean for each Supplemental Fee
      ----------------------------------
Period, the number of days in such Supplemental Fee Period divided by 365.

     "Supplemental Fee Period" refers to the 25-day period beginning September
      -----------------------
6, 1996 and ending September 30, 1996 and each calendar month thereafter until July 31, 1997 and the 28-day period ending August 28, 1997.

     "Supplemental Fee Share" means, with respect to any Bank, a fraction the
      ----------------------
numerator of which is the Combined Commitment of such Bank and the denominator of which is the Combined Aggregate Commitment.

     2. The definitions of "Aggregate Commitment", "Ratio Period" and "Termination Date" contained in Section l.l of the Short Term Credit Agreement
                                -----------
are hereby deleted and the following definitions of such terms are substituted therefor:

     "Aggregate Commitment" means $435,650,000 or such other amount as may be
      --------------------
specified or determined from time to time pursuant to Sections 2.6 or 2.7.
                                                      ------------    ---

     "Ratio Period" means the four (4) consecutive Fiscal Quarters ending as of
      ------------
the date as of which the Ratio of Earnings to Fixed Charges is being determined.

     "Termination Date" means, with respect to each Bank, the earlier to occur
      ----------------
of (i) the later of (a) August 29, 1997 or (b) the date to which the Commitment of such Bank has been extended pursuant to Section 2.7, or (ii) such other date
                                           -----------
on which the Commitments of all Banks shall terminate pursuant to Section 5 or
                                                                  ---------

13.2 or be reduced to zero pursuant to Section 2.6 and, in any case such day is
----                                   -----------
not a Business Day, the next preceding Business Day.

     3.  Section 2.6 of the Short Term Credit Agreement is amended so that (i)
         -----------
the caption thereof shall read "Voluntary Termination, Reduction or Increase of
                                -----------------------------------------------
the Commitments" and (ii) a new Section 2.6(c) is added as follows:
---------------                 --------------

     "(c)  Increase in the Aggregate Commitment.  The Company may at any time,
           ------------------------------------
upon 5 day's notice to the Agents, propose that the Aggregate Commitment be increased (the amount of such increase being a "Commitment Increase"), through the increase of the Commitments of one or more of the Banks (each such Bank that is willing to increase its Commitment hereunder being a "Step-up Bank") and/or by the addition of one or more other banks specified by the Company (each a "New Bank") as banks and as parties to this Agreement, such Commitment Increase to be effective as at a date specified by the Company (a "Commitment Increase Date") in such notice; provided, however, that:
                --------  -------

          (i) such notice of Commitment Increase shall specify as to each Step-Up Bank and/or New Bank, the amount of the Commitment of such Bank after giving effect to such Commitment Increase;

          (ii) it shall be in each Bank's sole discretion whether to increase its Commitment hereunder in connection with the proposed Commitment Increase;

          (iii)  the Company may not propose more than three Commitment
     Increases;

          (iv) the minimum proposed Commitment Increase per notice of Commitment Increase shall be $10,000,000;

          (v) the minimum Commitment of each New Bank that becomes a party to this Agreement pursuant to this Section 2.6 shall be at least equal to
                                     -----------
     $3,000,000;

          (vi) in no event shall the Aggregate Commitment at any time exceed $597,000,000;

          (vii) No Commitment Increase shall be permitted at any time after the Company shall have reduced or terminated any Commitment pursuant to Section
                                                                         -------
     2.6(a) or 2.6(b); and
     ------    ------

          (viii) no Event of Default or Unmatured Event of Default shall have occurred and be continuing on such Increase Date.

Promptly upon its receipt of a notice of Commitment Increase, the Documentary Agent shall notify the Banks thereof. In the event that by 10:00 A.M. on the applicable Commitment Increase Date, the Documentary Agent shall have received to the satisfaction of the Documentary Agent each of the following (the "Commitment Increase Closing Items"):

          (x) from each Step-Up Bank and/or New Bank, as applicable, a duly executed confirmation of Step-Up Commitment and/or New Bank Commitment, such confirmation to be substantially in the form of Exhibit N-1 or N-2, as
                                                          -----------    ---
     applicable, and to be completed to reflect the amount of the Commitment of such Bank as specified in the Company's notice of Commitment Increase, and

          (y) for each Step-up Bank and/or New Bank, as applicable, the items provided for in paragraph 17(b) through 17(h) of the Amendment dated as of
                     ---------------
     September 6, 1996 hereto including, the Notes and applicable fees provided for therein (it being understood that for purposes of this Section 2.6(c),
                                                                --------------
     each reference in paragraph 17(b) of such Amendment to "Amendment" shall be
                       ---------------
     deemed to refer to such "Commitment Increase", each reference therein to "paragraph 17(b)" shall be deemed to refer to Section 2.6(c) hereof, and
                                                   --------------
     each reference therein to "Amendment Effective Date" shall refer to "Commitment Increase Date")

then the Commitment Increase specified by the Company in its notice of Commitment Increase shall become effective on such Commitment Increase Date, whereupon each New Bank (if any) shall automatically become a party to this Agreement, be bound by the provisions hereof and be included in the definition of "Bank" and "Banks" hereunder. Upon the effectiveness of such Commitment Increase, the Documentary Agent shall promptly notify the other Agents, the Banks (including any New Banks) and the Company of the occurrence of such Commitment Increase, and the Administrative Agent shall promptly distribute a revised Schedule I giving effect to such Commitment Increase. In the event that by 10:00 A.M. on the applicable Commitment Increase Date the Documentary Agent shall not have received each of the Commitment Increase Closing Items, or the Company by notice to the Documentary Agent prior to the applicable Increase Date shall have withdrawn its notice of Commitment Increase, then the Company's notice of Commitment Increase shall be deemed not to have been made, whereupon any Commitment Increase Closing Items delivered to the Documentary Agent in respect thereof shall be deemed to be of no effect and all the rights and obligations of the parties shall continue as if no such notice had been given."

          4.  Section 6.2 of the Short Term Credit Agreement is hereby amended
              -----------
by replacing the figure "0.125%" in such Section 6.2 with "0.25%".
                                         -----------

          5.  Section 6.5 of the Short Term Credit Agreement is hereby amended
              -----------
by replacing the figure "0.0675%" in such Section 6.5 with "0.10%".
                                          -----------

          6.  Section 6 of the Short Term Credit Agreement is hereby amended by
              ---------
adding the following Section 6.10 thereto:
                     ------------

          "6.10.  Supplemental Fees.  In the event the average daily Combined
                  -----------------
Principal Amount Outstanding for any Supplemental Fee Period exceeds $600,000,000, the Company shall pay to the Administrative Agent for the account of each Bank within 15 days after the close of the respective Supplemental Fee Payment Period (and on August 29, 1997 with respect to the last two Supplemental Fee Periods) a supplemental fee computed at the rate specified in the next sentence on the product obtained by multiplying the Incremental Borrowing Amount for such Supplemental Fee Period by such Bank's Supplemental Fee Share. The rate to be applied in computing the supplemental fee for a Supplemental Fee Period shall be based upon the size of the Incremental Borrowing Amount for such Supplemental Fee Period: if the Incremental Borrowing Amount does not exceed $150,000,000, the applicable rate is 0.25% times the respective Supplemental Fee Period Allocation; if the Incremental Borrowing Amount does not exceed $300,000,000 but exceeds $150,000,000, the applicable rate is 0.50% times the respective Supplemental Fee Period Allocation; if the Incremental Borrowing Amount does not exceed $450,000,000 but exceeds $300,000,000, the applicable rate is 0.75% times the respective Supplemental Fee Period Allocation; and if the Incremental Borrowing Amount exceeds $450,000,000, the applicable rate is l% times the respective Supplemental Fee Period Allocation."

          7.  Section 11.4 of the Short Term Credit Agreement is hereby amended
              ------------
by adding the following proviso at the end of the section:

     "; provided, however, in the case of the Fiscal Quarters
      ending September 28, 1996, March 29, 1997 and June 28, 1997, "65%" shall be substituted for "60%" in clause
                                                    ------
      (i) above."
      ---

          8.  Clause (v) of Section 11.6 of the Short Term Credit Agreement is
              ----------    ------------
hereby amended by adding the following proviso at the end of clause (v):
                                                             ----------

     "; provided, however, in the case where the most recently ended fiscal quarter for the Company was one of the Fiscal Quarters ended September 28, 1996, March 29, 1997 or June 28, 1997, "65%" shall be substituted for "60%" in clause (a) above;
        ----------

          9.  Section 11 of the Short Term Credit Agreement is hereby amended by
              ----------
adding the following Section 11.20 thereto:
                     -------------

          "11.20.  Ratio of Earnings to Fixed Charges.  Not permit the Ratio of
                   ----------------------------------
Earnings to Fixed Charges determined as of the last day of each Fiscal Quarter to be less than 1.10:1."

          10.  Clause (a) of Section 13.l of the Short Term Credit Agreement is
               ----------    ------------
hereby amended by substituting ", 6.7 or 6.10" for "or 6.7" therein.
                                  ---    ----          ---

          11.  Clause (e) of Section 13.l of the Short Term Credit Agreement is
               ----------    ------------
hereby amended by substituting "11.6 and 11.20" for " 11.6" therein.
                                ----     -----        ----

          12. Schedule I to the Short Term Credit Agreement is hereby deleted and Schedule I attached hereto is substituted therefor.

          13. Schedule VIII to the Short Term Credit Agreement is hereby amended to add the following thereto:

       "Combined Aggregate Commitment" - used in the definition of
       ------------------------------
Supplemental Fee Share.

       "Combined Commitment" - used in the definition of Supplemental Fee Share.
        -------------------

       "Combined Principal Amount Outstanding" - used in the definition of
        -------------------------------------
       Incremental Borrowing Amount and Section 6.10.
                                        ------------

       "Incremental Borrowing Amount" - used in Section 6.10.
        ----------------------------            ------------

       "Supplemental Fee Period" - used in the definition of Incremental
        -----------------------
       Borrowing Amount and Section 6.10.
                            ------------

       "Supplemental Fee Share" - used in Section 6.10.
        ----------------------            ------------

          14. Line (e) of Section 3 of the officers certificate to be delivered by the Company pursuant to Section 11.1(c) of the Short Term Credit Agreement
                           ---------------
for the Fiscal Quarters ending September 28, 1996, March 29, 1997 and June 28, 1997 will be revised to indicate "65%" rather than "60%" as an acceptable percentage of Debt to Total Capitalization for such Fiscal Quarter.

          15.A Section 15.1(a)(iv) (page 78) of the Short Term Credit Agreement is amended by inserting "2.6 or" immediately prior to "2.7" and by adding
                         ---                           ---
Section 15.1(d) as follows:  "(d) The consent of all Banks shall be required for
---------------
any increase in the Aggregate Commitment above $597,000,000."

          15.B  The Credit Agreement is further amended by adding Exhibits N-1
                                                                  ------------
and N-2 in the form attached hereto.
    ---

          16.  By its signature hereto, each Bank confirms that pursuant to

Section 2.7 of the Short Term Credit Agreement and the Extension Request of the
-----------
Company dated July 8, 1996, such Bank has consented (and hereby reaffirms its consent) to an extension of the Termination Date to August 29, 1997.

          17. This Amendment shall become effective on such date (the "Amendment Effective Date") on which, the Documentary Agent shall have received all of the following, each duly executed and dated the Amendment Effective Date or such other date satisfactory to the Documentary Agent, in form and substance reasonably satisfactory to the Documentary Agent:

          (a)  Amendment.  Counterparts of this Amendment whether on the same or
               ---------
     different counterparts, executed by the Company, the Required Banks (it being understood that the calculation of Required Banks shall be based solely on the Commitments of the Banks existing immediately prior to the effectiveness of this Amendment), and the Step-up Banks (or in the case of any Bank as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such Bank);

          (b)  Notes.  (i)  For each New Bank, (if any) one Revolving Note, one
               -----
          Negotiated Note and one Swing Note of the Company, (ii) for each Step-up Bank, one Revolving Note, one Negotiated Note and one Swing Note of the Company to replace the Revolving Note, Negotiated Note and Swing Note held by such Bank, and (iii) for each other Bank, a Negotiated Note to replace the Negotiated Note held by such Bank; (The Notes delivered to the Documentary Agent pursuant to this paragraph 17(b)
                                                              ---------------
          shall be in a maximum principal amount reflecting the respective Commitments of the Banks under the Short Term Credit Agreement as hereby amended, except for the Negotiated Notes which shall be in a maximum principal amount reflecting the Aggregate

     Commitment of the Banks under the Short Term Credit Agreement as hereby amended);

          (c)  Certified Resolutions. A certificate of the Secretary or an
               ---------------------
     Assistant Secretary of the Company certifying resolutions of the Company's Board of Directors authorizing this Amendment and the Notes provided for in paragraph 17(b) hereof;
     ---------------

          (d)  Incumbency Certificate. A certificate of the Secretary or an
               ----------------------
     Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Amendment and the Notes referred to in paragraph 17(b) hereof together with a sample of the true
                    ---------------
     signature of each such officer;

          (e)  Opinion of Counsel for the Company.  A letter from Altheimer &
               ----------------------------------
     Gray, counsel for the Company, addressed to the Agents and the Banks, reaffirming, as of the Amendment Effective Date, paragraphs 1, 2 and 3 of its opinion (it being understood that references to the Short Term Credit Agreement and Notes in such paragraphs shall be deemed to reference the Short Term Credit Agreement as amended by this Amendment and shall be deemed to include the Notes delivered pursuant to paragraph 17(b) hereof)
                                                       ---------------
     previously delivered to the Documentary Agent pursuant to Section
                                                               -------
     12.1(a)(vi) of the Short Term Credit Agreement;
     -----------

          (f)  Officer's Certificate.  A certificate signed by an Authorized
               ---------------------
     Officer on behalf of the Company certifying that as of the Amendment Effective Date (i) no Event of Default or Unmatured Event of Default has occurred and is continuing, and (ii) the Company's representations and warranties contained in Sections 10.1, 10.2, 10.3, 10.4(a), 10.7, 10.10,
                             -------------  ----  ----  -------  ----  -----
     10.11, 10.12, 10.15, and 10.18 of the Short Term Credit Agreement, are true
     -----  -----  -----      -----
     and correct with the same effect as though made on the Amendment Effective Date (it being understood that references to the Short Term Credit Agreement and Notes in such Sections shall be deemed to reference the Short Term Credit Agreement as amended by this Amendment and shall be deemed to include the Notes delivered pursuant to paragraph 17(b) hereof);
                                             ---------------

          (g)  Step-up Fee.  Evidence of payment from the Company to the
               -----------
     Administrative Agent, for the account of each of the Step-up Banks, of a non-refundable step-up fee equal to (i) in the case of Group I Step-up Banks (as hereinafter defined), 0.20% of the amount of each such Group I Step-up Bank's Commitment after giving effect to this Amendment, and (ii) in the case of the other Step-up Banks, 0.20% of the amount of each such Step-up Bank's increase in its respective Commitment as a result of this Amendment. For the purposes of this clause (h), "Group I Step-up
                                                  ----------
     Bank" means any Step-up Bank that has increased its respective Commitment pursuant to this Amendment in such a manner that after giving effect to this Amendment its respective Commitment divided by the Aggregate Commitment equals or exceeds its respective Commitment (before giving effect to this Amendment) divided by $297,000,000. (Upon the effectiveness of this Amendment, the Administrative Agent shall promptly remit to each Step-up Bank its ratable share of such fee;) and

          (h)  New Bank Fee.  Evidence of payment from the Company to the
               ------------
     Administrative Agent, for the benefit of each of the New Banks (if any), of a non-refundable new bank fee equal to 0.20% of the amount of each New Bank's Commitment after giving effect to this Amendment. (Upon the effectiveness of this Amendment, the Administrative Agent shall promptly remit to each New Bank its share of such fee.)

         18. Except as otherwise herein specifically defined, all the capitalized terms contained herein shall have the meaning ascribed to such terms in the Short Term Credit Agreement.

         19. Except as hereinabove expressly provided, all the terms and provisions of the Short Term Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Short Term Credit Agreement shall henceforth refer to the Short Term Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Short Term Credit Agreement.

         20. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         21. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         22. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

          Delivered at Chicago, Illinois as of the day, month and year first above written.

                              MONTGOMERY WARD & CO., INCORPORATED


                              By: /s/ Douglas V. Gathany
                                 ---------------------------------
                              Name:   Douglas V. Gathany
                              Title:  Treasurer


ACCEPTED AND APPROVED:

THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity and in its capacity as Documentary Agent


By: /s/ Karen F. Kizer
   -----------------------------
Name:   Karen F. Kizer
Title:  Senior Vice President


THE BANK OF NEW YORK, in its individual capacity and in its capacity as Negotiated Loan Agent


By: /s/ Michael Flannery
   -----------------------------
Name:   Michael Flannery
Title:  Vice President


THE BANK OF NOVA SCOTIA, in its individual capacity and in its capacity as Administrative Agent


By: /s/ F.C.H. Ashby
   -----------------------------
Name:   F.C.H. Ashby
Title:  Senior Manager Loan Operations

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its individual capacity and in its capacity as Advisory Agent


By: /s/ Sandra S. Ober
   -----------------------------
Name:   Sandra S. Ober
Title:  Vice President


CIBC INC.


By: /s/ Durc A. Savini
   -----------------------------
Name:   Durc A. Savini
Title:  Authorized Signatory


NATIONSBANK, N.A.


By: /s/ Mary Carol Daly
   -----------------------------
Name:   Mary Carol Daly
Title:  Vice President


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


By: /s/ Richard E. Stahl
   -----------------------------
Name:   Richard E. Stahl
Title:  Senior Vice President & Joint General Manager


CREDIT LYONNAIS CHICAGO BRANCH


By: /s/ Mary Ann Klemm
   -----------------------------
Name:   Mary Ann Klemm
Title:  Vice President

BANCA COMMERCIALE ITALIANA, CHICAGO BRANCH


By: /s/ Diana R. Lamb
   -----------------------------
Name:   Diana R. Lamb
Title:  Vice President


By: /s/ Matthew V. Trujillo
   -----------------------------
Name:   Matthew V. Trujillo
Title:  Assistant Vice President


THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH


By: /s/ Seiichiro Ino
   -----------------------------
Name:   Seiichiro Ino
Title:  Vice President


THE BANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH


By: /s/ Noboru Kobayashi
   -----------------------------
Name:   Noburo Kobayashi
Title:  Deputy General Manager


THE NORTHERN TRUST COMPANY


By: /s/ Sidney R. Dillard
   -----------------------------
Name:   Sidney R. Dillard
Title:  Vice President


THE SAKURA BANK, LTD.


By: /s/ Shunji Sakurai
   -----------------------------
Name:   Shunji Sakurai
Title:  Joint General Manager

SWISS BANK CORPORATION


By: /s/ Thomas Eggenschwiler
   ----------------------------
Name:   Thomas Eggenschwiler
Title:  Executive Director
        Credit Risk Management


By: /s/ Nancy Russell
   -----------------------------
Name:   Nancy Russell
Title:  SBC Director


UNION BANK


By: /s/ Richard A. Sutter
   -----------------------------
Name:   Richard A. Sutter
Title:  Vice President


ABN AMRO BANK N.V.


By: /s/ David C. Sagers
   -----------------------------
Name:   David C. Sagers
Title:  Vice President


By: /s/ Laurie D. Flom
   -----------------------------
Name:   Laurie D. Flom
Title:  Vice President


FIRST BANK NATIONAL ASSOCIATION


By: /s/ Christopher H. Patton
   -----------------------------
Name:   Christopher H. Patton
Title:  Commercial Banking Officer


THE FIRST NATIONAL BANK OF BOSTON


By: /s/ Bethann R. Halligan
   -----------------------------
Name:   Bethann R. Halligan
Title:  Managing Director

PNC BANK, NATIONAL ASSOCIATION


By: /s/ Karen C. Brogan
   -----------------------------
Name:   Karen C. Brogan
Title:  Commercial Banking Officer


THE YASUDA TRUST AND BANKING CO., LTD.


By: /s/ Joseph C. Meek
   -----------------------------
Name:   Joseph C. Meek
Title:  Deputy General Manager


THE FIRST NATIONAL BANK OF MARYLAND


By: /s/ Andrew W. Fish
   -----------------------------
Name:   Andrew W. Fish
Title:  Vice President


ISTITUTO BANCARIO SAN PAOLO DI TORINO, S.P.A.


By: /s/ K. Douglas Knapp
   ----------------------
Name:   K. Douglas Knapp
Title:  Vice President


By: /s/ Ettore Viazzo
   ------------------
Name:   Ettore Viazzo
Title:  Vice President


UNION BANK OF SWITZERLAND - NEW YORK BRANCH


By: /s/ Daniel R. Strickford
   -------------------------
Name:   Daniel R. Strickford
Title:  Assistant Vice President


By: /s/ James P. Kelleher
   ----------------------
Name:   James P. Kelleher
Title:  Assistant Vice President


WELLS FARGO BANK, N.A.


By: /s/ Peter G. Olson
   -----------------------------
Name:   Peter G. Olson
Title:  Senior Vice President

COMERICA BANK


By: /s/ Harve C. Light
   -----------------------------
Name:   Harve C. Light
Title:  Assistant Vice President


BANK OF AMERICA ILLINOIS


By: /s/ Sandra S. Ober
   -----------------------------
Name:   Sandra S. Ober
Title:  Vice President

Attachments:

     Schedule I:   Banks, Commitments and  Termination Dates
     Exhibit N-1:  Form of Confirmation of New Bank
     Exhibit N-2:  Form of Confirmation of Step-Up Bank

                                   SCHEDULE I

                    BANKS, COMMITMENTS AND TERMINATION DATES
                    ----------------------------------------
                       (Sections 1.1, 2.6, 2.7 and 15.4)


                                                   TERMINATION
BANK NAME                           COMMITMENT        DATE
---------                           ----------     -----------
The Bank of New York                $60,000,000  August 29, 1997
The Bank of Nova Scotia              60,000,000  August 29, 1997
NationsBank, N.A.                    39,800,000  August 29, 1997
The First National Bank of           33,000,000  August 29, 1997
 Chicago
Bank of America Illinois/1/          24,750,000  August 29, 1997
CIBC Inc.                            19,800,000  August 29, 1997
The Northern Trust Company           18,250,000  August 29, 1997
The Long-Term Credit Bank of         18,150,000  August 29, 1997
 Japan, Ltd.
The First National Bank of           16,600,000  August 29, 1997
 Boston
Credit Lyonnais Chicago Branch       16,500,000  August 29, 1997
Union Bank of Switzerland,           14,950,000  August 29, 1997
New York Branch
ABN AMRO Bank N.V.                   13,200,000  August 29, 1997
Banca Commerciale Italiana,           9,900,000  August 29, 1997
 Chicago Branch
The Dai-Ichi Kangyo Bank, Ltd.,       9,900,000  August 29, 1997
 Chicago Branch
The Bank of Tokyo Mitsubishi,         9,900,000  August 29, 1997
 Ltd., Chicago Branch

----------
/1/To be considered as a single Bank for purposes of the Step-up Fee.


                                                   TERMINATION
BANK NAME                           COMMITMENT        DATE
---------                           ----------     -----------
Bank of America National Trust         8,250,000  August 29, 1997
 and Savings Association/*/
The Sakura Bank, Ltd.                  8,250,000  August 29, 1997
Swiss Bank Corporation                 8,250,000  August 29, 1997
Union Bank of California, N.A.         8,250,000  August 29, 1997
First Bank National Association        6,600,000  August 29, 1997
PNC Bank, National Association         6,600,000  August 29, 1997
The Yasuda Trust and Banking           6,600,000  August 29, 1997
 Co., Ltd.
The First National Bank of             4,950,000  August 29, 1997
 Maryland
Istituto Bancario San Paolo di         4,950,000  August 29, 1997
 Torino, S.P.A.
Wells Fargo Bank, N.A.                 4,950,000  August 29, 1997
Comerica Bank                          3,300,000  August 29, 1997
                                    ------------
                                    $435,650,000

                                  EXHIBIT N-1

                        FORM OF CONFIRMATION OF NEW BANK
                        --------------------------------
                                 Section 2.6(c)

          Reference is made to the Short Term Credit Agreement, dated as of September 15, 1994 (herein, as heretofore amended, modified or supplemented, called the "Credit Agreement"), among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), and the Banks and Agents parties thereto. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          1. As of October 24, 1996 (the "Increase Commitment Date"), pursuant and subject to the provisions of Section 2.6(c) of the Credit Agreement, The
                                 --------------
Industrial Bank of Japan, Limited, Chicago Branch (the "New Bank") hereby becomes a party to and a Bank under the Credit Agreement with a Commitment equal to $20,050,000.

          2.  The New Bank acknowledges and agrees that:

          (a) neither any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto,

          (b) neither any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to the financial condition or creditworthiness of the Company or the performance or observance by the Company of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto,

          (c) the New Bank (i) has made and will continue to make such inquiries and has taken and will continue to take such care on its own behalf as would have been the case had it made Loans directly to the Company without the intervention of any Agent or any other Person, and (ii) has made and will continue to make its own credit analysis and decisions relating to the Credit Agreement independently and without reliance upon any Agent or any other Person, and based on such documents and information as it has deemed appropriate.

          3. If the New Bank is a Non-United States Person, it hereby agrees to deliver to the Applicable Agent a written representation and warranty substantially similar to that contained in Section 8.4(b) of the Credit
                                           --------------
Agreement.


                                     N-1-1

          This Confirmation shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to conflict of laws principles.

                                    The Industrial Bank of Japan, Ltd.
                                    Chicago Branch


                                    By: /s/ Hiroki Yamada
                                       ---------------------------
                                         Name: Hiroki Yamada
                                              -------------------


                                    Copies of all notices, etc,
                                    should be sent to:



                                    Attention: Tim Avendt
                                               ------------------------------
                                    Telephone: (312) 855-8499
                                               ------------------------------
                                    Telecopy:  (312) 855-8200
                                               ------------------------------
                                    Telex:     285381
                                               ------------------------------
                                               (IBJ CGO)
                                               ------------------------------
                                    Base Rate Loan Funding Office:

                                    The Industrial Bank of Japan, Ltd.
                                    -----------------------------------------
                                    227 West Monroe Street
                                    -----------------------------------------
                                    Suite 2600
                                    -----------------------------------------
                                    Chicago, IL 60606
                                    -----------------------------------------


                                    Eurodollar Loan Funding Office:

                                    The Industrial Bank of Japan, Ltd.
                                    -----------------------------------------
                                    227 West Monroe Street
                                    -----------------------------------------
                                    Suite 2600
                                    -----------------------------------------
                                    Chicago, IL 60606
                                    -----------------------------------------


Accepted this 23rd day
of October, 1996.

The Bank of Nova Scotia, as Applicable Agent

By: /s/ A.S. Norsworthy
   ------------------------
     Name: A.S. Norsworthy
          -----------------


                                     N-1-2

                                  EXHIBIT N-2

                      FORM OF CONFIRMATION OF STEP-UP BANK
                      ------------------------------------
                                 Section 2.6(c)

          Reference is made to the Short Term Credit Agreement, dated as of September 15, 1994 (herein, as heretofore amended, modified or supplemented, called the "Credit Agreement"), among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), and the Banks and Agents parties thereto. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          As of _______ 19__ (the "Increase Commitment Date"), pursuant and subject to the provisions of Section 2.6(c) of the Credit Agreement, ___________
                             --------------
(the "Step-up Bank") increases its Commitment from $______ to $______.

          This Confirmation shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to conflict of laws principles.

                                    [NAME OF ____________
                                     STEP-UP BANK]


                                    By:___________________________
                                         Title:___________________


                                    Copies of all notices, etc,
                                    should be sent to:




                                    Attention:____________________

                                    Telephone:____________________
                                    Telecopy: ____________________
                                    Telex:    ____________________

                                    Base Rate Loan Funding Office:

                                    ------------------------------
                                    ------------------------------
                                    ------------------------------


                                     N-2-1

                                    Eurodollar Loan Funding Office:

                                    ------------------------------
                                    ------------------------------
                                    ------------------------------

Accepted this __ day
of ____________, 19__.

[NAME OF APPLICABLE AGENT],
as Applicable Agent

By:________________________
     Title:________________


                                     N-2-2